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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

  Filed Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) December 5, 2000



                           INTERLEUKIN GENETICS, INC.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


         0-23413                                          94-3123681
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(Commission File Number)                       (IRS Employer Identification No.)


135 Beaver Street, Second Floor, Waltham, MA                     02452
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  (Address of Principal Executive Offices)                    (Zip Code)


                                 (781) 398-0700
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              (Registrant's Telephone Number, Including Area Code)


             100 N.E. Loop 410, Suite 820, San Antonio, Texas 78216
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          (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.

         On December 5, 2000, Interleukin Genetics, Inc. (the "Company") completed a $2.0 million private placement with a worldwide investor in emerging growth companies. The Company issued 542,373 shares of its common stock at $3.6875 per share and a warrant to purchase 135,593 shares of its common stock at an exercise price of $4.83 per share. The Company also granted the investor certain registration rights. The Stock Purchase Agreement and the Registration Rights Agreement are attached hereto as Exhibits 10.1 and 10.2, respectively.

         On January 26, 2001 the Company completed a $3.0 million private placement with a group of funds dedicated to investing in small public companies. The Company issued 1,200,000 shares of its common stock at $2.50 per share and issued warrants to purchase 600,000 shares of its common stock at an exercise price of $3.00 per share. In addition, pursuant to the terms of its December private placement and a Consent Agreement, the Company issued to the investor in the December private placement an additional 257,627 shares of its common stock and amended its previously issued warrant to reflect a new exercise price of $3.125 per share and to increase the number of shares subject to the warrant by 128,814 to a total of 264,407. The Stock Purchase Agreement and Registration Rights Agreement for the January private placement are attached hereto as Exhibits 10.3 and 10.4, respectively. The Consent Agreement as attached hereto as Exhibit 10.5, and the warrants are attached hereto as Exhibits 10.6, 10.7, 10.8 and 10.9.

Item 7(c)         Exhibits

10.1              Purchase Agreement dated December 5, 2000

10.2              Registration Rights Agreement dated December 5, 2000

10.3              Purchase Agreement dated January 26, 2001

10.4              Registration Rights Agreement dated January 26, 2001

10.5              Consent, Waiver and Amendment Agreement dated January 26, 2001

10.6              Warrant to purchase 330,000 shares dated January 26, 2001

10.7              Warrant to purchase 160,000 shares dated January 26, 2001

10.8              Warrant to purchase 110,000 shares dated January 26, 2001

10.9              Warrant to purchase 264,407 shares dated January 26, 2001




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   INTERLEUKIN GENETICS, INC.



                                   By   /s/ Fenel M. Eloi
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                                            Fenel M. Eloi, Chief Financial
                                            Officer, Secretary and Treasurer


DATE: March 5, 2001




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